UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       August 16, 2005 (August 15, 2005)



                        MEDIALINK WORLDWIDE INCORPORATED
             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-21989                   52-1481284
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)



708 THIRD AVENUE, NEW YORK, NY                               10017
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 682-8300

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 11, 2005, Medialink Worldwide Incorporated (the "Company") entered into an employment agreement with Kenneth G. Torosian, the terms of which are described below in Item 5.02.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective August 15, 2005, the Company promoted J. Graeme McWhirter, the Company's Chief Financial Officer, to Chief Executive Officer of its TeletraxTM subsidiary, and appointed Kenneth G. Torosian to succeed Mr. McWhirter as Chief Financial Officer of the Company. Mr. McWhirter continues in his role as Executive Vice President of the Company and Chairman of TeletraxTM. Details of these management changes are contained in the press release of the Company, dated August 16, 2005, and included in this Current Report on Form 8-K as
Exhibit 99.1.

      From April 2004 until his appointment as Chief Financial Officer of the Company, Mr. Torosian, 43, served as the principal of Kerop Management Consultants LLC, a consulting firm. Through April 2004, Mr. Torosian served in various capacities at Applied Graphics Technologies, Inc., a provider of digital prepress and asset management services, including as Corporate Controller from January 1997 until August 2000, as Vice President of Finance from August 2000 until September 2001, and as Senior Vice President and Chief Financial Officer from September 2001 until August 2003.

      The Company has entered into an employment agreement with Mr. Torosian pursuant to which Mr. Torosian is to receive an annual base salary of $220,000. In addition, Mr. Torosian is eligible to receive a bonus for each year of his employment in accordance with the terms of his employment agreement and as determined by the Compensation Committee of the Company's Board of Directors. The employment agreement continues in effect until terminated in accordance with its provisions. Mr. Torosian's agreement contains non-compete and non-solicitation provisions that are applicable during the term and extend for a period of twenty four months upon the termination of the agreement, except that such period shall be reduced to twelve months in the event the Company terminates Mr. Torosian's employment other than for Cause or Mr. Torosian terminates his employment for Good Reason (as such terms are defined in the employment agreement).

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired

      Not applicable

      (b)   Pro forma financial information

      Not applicable

      (c)   Exhibits

            99.1 Press release of the Company, dated August 16, 2005, entitled "Medialink Promotes McWhirter to Teletrax CEO; Digital Asset Management Veteran Torosian to Succeed McWhirter as Medialink CFO."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Medialink Worldwide Incorporated
                                   ---------------------------------------------
                                   Registrant


Date:  August 16, 2005             By: /s/ Laurence Moskowitz
                                      ------------------------------------------
                                      Laurence Moskowitz
                                      Chairman of the Board,
                                      Chief Executive Officer, and President

                                  EXHIBIT INDEX

   Exhibit No.                        Description
--------------                        -----------
      99.1 Press release of the Company, dated August 16, 2005, entitled "Medialink Promotes McWhirter to Teletrax CEO; Digital Asset Management Veteran Torosian to Succeed McWhirter as Medialink CFO."